Eliteplus(r) Bonus Variable Annuity

Supplement Dated January 1, 2002

to Prospectus Dated August 6, 2001

This supplement supersedes all previous supplements.

Section: General Information, About the Company (page 12)

The second and third paragraphs are deleted in their entirety and replaced with the following:

On February 25, 1998, the Company became an indirect, wholly-owned subsidiary of American General Corporation ("AGC"), a Texas corporation. On this date the Company changed its name from Western National Life Insurance Company to American General Annuity Insurance Company. Members of the AGC group of companies operate in each of the 50 states, the District of Columbia, and Canada and collectively provide financial services with activities heavily weighted toward insurance. American General Financial Group is the marketing name for AGC and its subsidiaries. The commitments under the Contracts are the Company's, and AGC has no legal obligation to back those commitments.

On May 11, 2001, AGC, American International Group, Inc. ("AIG"), a Delaware corporation and Washington Acquisition Corporation, a Texas corporation and a wholly-owned subsidiary of AIG, entered into an agreement pursuant to which AGC would become a wholly-owned subsidiary of AIG (the "Transaction"). On August 15, 2001, the shareholders of AGC voted to approve the Transaction. On August 29, 2001, the Transaction was completed. As a result of the Transaction, the Company is now an indirect, wholly-owned subsidiary of AIG.

Sections: Fee Tables and Summary (pages 5 through 10)

Effective at close of business December 31, 2001, North American Funds Variable Product Series I has changed its name to VALIC Company I, and North American Funds Variable Product Series II has changed its name to VALIC Company II. Each series has also changed its name as shown below:
Old Name North American Funds Variable Product Series I	New Name VALIC Company I
North American - AG Government Securities Fund	Government Securities Fund
North American - AG Growth & Income Fund	Growth & Income Fund
North American - AG International Equities Fund	International Equities Fund
North American - AG 1 Money Market Fund	Money Market I Fund
North American - AG Stock Index Fund	Stock Index Fund
North American - Putnam Opportunities Fund	Opportunities Fund
North American - T. Rowe Price Science & Technology Fund	Science & Technology Fund
North American Funds Variable Product Series II	VALIC Company II
North American - AG High Yield Bond Fund
High Yield Bond Fund
North American - AG Strategic Bond Fund
Strategic Bond Fund
North American - Neuberger Berman MidCap Value Fund	Mid Cap Value Fund

Section: Summary (pages 9 and 10)

As a result of the acquisition, VALIC mailed proxy statements to all investors in VALIC Company I and II, asking for approval for several proposals, including adding or changing affiliated sub-advisers to several Funds, effective on or about January 1, 2002. Investors voted to approve these changes at the December 28, 2001 special meeting of shareholders:
Fund Name	New Sub-Adviser
VALIC Company I
Government Securities Fund	AIG Global Investment Corp. ("AIGGIC")
Growth & Income Fund	SunAmerica Asset Management Corp. ("SAAMCo")
International Equities Fund	AIGGIC
Money Market I Fund	SAAMCo
Stock Index Fund	AIGGIC
VALIC Company II
High Yield Bond Fund	AIGGIC
Strategic Bond Fund	AIGGIC

In addition to the affiliated sub-advisers as discussed above, effective January 1, 2002, the sub-adviser for the Mid Cap Value Fund will be changing from Neuberger Berman Management, Inc. to Wellington Management Company, LLC. During the first quarter of 2002, each investor in Mid Cap Value Fund will receive an information statement concerning this sub-adviser change.